UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2025

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Cummings Park Drive Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of Abpro Holdings, Inc. (the “Company”), in consultation with Company management, determined that the Company’s financial statements (collectively, the “Prior Period Financial Statements”) as of the periods ended September 30, 2024, December 31, 2023 and December 31, 2022 (collectively, the “Non-Reliance Periods”) should no longer be relied upon. Management and the Audit Committee have determined that the errors described below in the consolidated financial statements for the Non-Reliance Periods noted above require a restatement of the Prior Period Financial Statements (the “Restatement”). Accordingly, investors should no longer rely upon the Company’s previously released financial statements for these periods and any earnings releases or other communications relating to these periods.

During the preparation of Company’s consolidated financial statements as of and for the year ended December 31, 2024, the Company identified prior period accounting errors resulting from the understatement of liabilities under one of its license agreements. For each Non-Reliance Period, the estimated impact of the restatement of the Company’s consolidated balance sheets is expected to increase accrued expenses, total liabilities and accumulated deficit by $3.3 million.

The Company has not filed, and does not intend to file, an amendment to the Company’s previously filed reports for the Non-Reliance Periods, but will restate its consolidated financial statements for the Non-Reliance Periods to reflect the corrected accrued expenses, total liabilities and accumulated deficit balances within the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), which the Company will file as soon as practicable following this Form 8-K filing. With respect to the Non-Reliance Periods, investors and others should rely only on the financial information and other disclosures regarding those periods when restated, to be disclosed in the Form 10-K and in the Company’s future filings with the SEC.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with Wolf & Company, P.C., the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

	By:	/s/ Miles Suk
	Name:	Miles Suk
	Title:	Chief Executive Officer

Dated: April 15, 2025

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